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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Insure.com, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Insure.com, Inc.
8205 South Cass Avenue, Suite 102
Darien, Illinois 60561

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 14, 2009

        The 2009 Annual Meeting of Stockholders of Insure.com, Inc., a Delaware corporation, will be held at our offices at 8205 South Cass Avenue, Suite 102, Darien, Illinois 60561, on May 14, 2009 at 9:00 a.m., Central Daylight Savings Time, for the following purposes:

1.
To elect two persons to our Board of Directors to serve until the 2012 Annual Meeting of Stockholders;

2.
To ratify the appointment of BDO Seidman, LLP as our independent registered public accounting firm for the year ending December 31, 2009;

3.
To transact such other business as may properly come before the annual meeting or any adjournment thereof.

        Stockholders of record as of the close of business on March 20, 2009, the record date, will be entitled to notice of and to vote at the annual meeting or any adjournment thereof. A list of stockholders entitled to vote at the annual meeting will be available for inspection by stockholders for any purpose germane to the annual meeting at our offices for the ten days immediately preceding the annual meeting date. Our Annual Report for the year ended December 31, 2008 is being sent to all stockholders of record on the record date and accompanies the enclosed proxy statement.

        Whether or not you plan to attend the annual meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope. Your proxy may be revoked in the manner described in the proxy statement at any time before it has been voted at the annual meeting.

By Order of the Board of Directors,

Robert S. Bland Chairman of the Board, President and Chief Executive Officer
Darien, Illinois April 3, 2009

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR
PROXY PROMPTLY WHETHER OR NOT YOU PLAN TO ATTEND.

 THE ANNUAL MEETING AND PROXY SOLICITATION

When and Where the Annual Meeting will be Held

        This proxy statement is being furnished to our stockholders in connection with the solicitation of proxies by our management, at the direction of our Board of Directors, for use at the annual meeting of Insure.com stockholders to be held on May 14, 2009 at 9:00 a.m., Central Daylight Savings Time, at our offices, located at 8205 S. Cass Avenue, Suite 102, Darien, Illinois 60561, and any adjournments thereof. This proxy statement and the enclosed Notice of Annual Meeting and form of proxy are first being sent to stockholders on or about April 3, 2009.

What will be Voted on

        At the annual meeting, you will be asked to consider and vote on:

  •
  a proposal to elect two persons to our Board of Directors to serve until the 2012 Annual Meeting of Stockholders;

  •
  a proposal to ratify the appointment of BDO Seidman, LLP as our independent registered public accounting firm for the year ending December 31, 2009;

  •
  any other business as may properly come before the annual meeting or any adjournment thereof.

        For the reasons set forth in more detail elsewhere in this proxy statement, our Board of Directors recommends a vote "FOR" the approval of each of the proposals set forth above.

Who may Vote at the Annual Meeting

        The Board of Directors has fixed the close of business on March 20, 2009, as the record date for the annual meeting. Stockholders of record as of the record date are entitled to notice of and to vote at the annual meeting. If you own shares of Insure.com common stock that are registered in someone else's name (for example, a nominee), you need to direct that person to vote those shares or obtain an authorization from them and vote the shares yourself at the meeting. A list of stockholders entitled to vote at the annual meeting will be available for inspection by stockholders for any purpose germane to the annual meeting at our offices for the ten days immediately preceding the annual meeting date. At the close of business on the record date, 6,764,358 shares of common stock were outstanding held by approximately 750 stockholders of record. Each stockholder is entitled to one vote for each share of Insure.com common stock held as of the record date on all matters to be considered at the annual meeting.

How to Vote

        You may vote in person or by proxy. The proxy card accompanying this proxy statement is solicited on behalf of our Board of Directors for use at the annual meeting. You are urged to complete, sign and date the accompanying form of proxy and return it as soon as possible in the envelope provided for that purpose. Returning a proxy card does not prevent you from attending the annual meeting or from changing your vote. If the enclosed proxy is properly executed and returned in time for voting with a choice specified thereon, and not properly revoked, the shares represented thereby will be voted as indicated on such proxy. Executed but unmarked proxies will be voted by the person(s) named thereon (i) FOR the election of the nominees named herein as a director (or a substitute therefore if the nominee is unable or refuses to serve), (ii) FOR the ratification of BDO Seidman, LLP as our independent registered public accounting firm for 2009, and (iii) in the discretion of such person(s) upon such matters not presently known or determined that properly may come before the annual meeting. If you wish to designate a person or persons to act as your proxy at the annual meeting, other than the proxies designated by the Board of Directors, you may strike out the names appearing on the enclosed form of proxy, insert the name of any other such person or persons, sign the proxy and transmit it directly to such other designated person or persons for use at the annual meeting.

        Our Board of Directors knows of no other matters that may be brought before the meeting. However, if any other matters are properly presented for action, it is the intention of the named proxies to vote on them according to their best judgment.

How to Change your Vote

        You may revoke a proxy at any time before the meeting is convened by filing with the secretary of Insure.com an instrument of revocation or a duly executed proxy bearing a later date. You may also revoke a proxy by attending the annual meeting and voting in person, although attendance at the annual meeting will not, in and of itself, constitute a revocation of proxy.

Quorum and Vote Required

        Stockholders do not have the right to cumulate their votes in the election of directors. A majority of the shares entitled to vote at and present, in person or by proxy, at the annual meeting will constitute a quorum. If a quorum is present, the affirmative vote of a plurality of such shares will be sufficient to elect a director. The affirmative vote of a majority of such shares will be sufficient to ratify the appointment of the independent registered public accounting firm.

Abstentions and Broker Non-Votes

        Abstentions and broker non-votes will be treated as present at the annual meeting for purposes of reaching a quorum. Abstentions and broker non-votes shall have no effect on the election of a director but shall be treated as a vote against the ratification of the independent registered public accounting firm.

Solicitation of Proxies and Expenses of Solicitation

        The cost of soliciting proxies will be borne by Insure.com. In addition to solicitation by mail, our directors, officers and employees may solicit proxies in person or by telephone. Brokers, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to the beneficial owners of shares of Insure.com common stock and will be reimbursed by us for their reasonable expenses in forwarding such materials.

 MARKET PRICE INFORMATION

        All common stock and per share information in this proxy statement have been retroactively adjusted to reflect a one-for-three reverse stock split that became effective on March 7, 2001.

        Market Information.    Our common stock began trading on the Nasdaq National Market under the symbol "QUOT" on August 3, 1999, the date of our initial public offering. Prior to this date, no established public trading market for our common equity existed. Effective the opening of business on July 20, 2001, our stock listing was transferred from the Nasdaq National Market to the Nasdaq SmallCap Market (now named the Nasdaq Capital Market), retaining its existing symbol, QUOT. On January 8, 2007, the Company's trading symbol was changed to NSUR. The last sale price of our common stock on March 11, 2009, the last practicable date for which results were available for inclusion in this proxy statement, was $2.46, which is the closing price of Insure.com, Inc. common stock, as reported on the Nasdaq Capital Market on March 11, 2009. As of March 11, 2009 the approximate number of record holders of our common stock was 750. The following table sets forth, for the period indicated, the high and low last sale price of our common stock as reported on the Nasdaq Capital Market.

	High	Low
2008:
First quarter	$4.50	$3.34
Second quarter	4.00	2.94
Third quarter	3.50	2.89
Fourth quarter	3.50	1.98
2007:
First quarter	$4.53	$4.00
Second quarter	5.49	3.50
Third quarter	4.42	3.11
Fourth quarter	5.24	4.00

        Dividends.    We have never declared or paid any cash dividends on our common stock and do not anticipate paying cash dividends on our common stock in the foreseeable future. The investor rights agreement we entered into with Zions Bancorporation, among others, prohibits us from paying cash dividends on our common stock unless certain conditions are met. We currently intend to retain all future earnings to finance the growth and development of our business. Any future determination as to the payment of dividends will be made by our Board of Directors and will depend on our results of operations, financial condition, capital requirements, and any other factors our Board of Directors considers relevant, including the restrictions contained in the investor rights agreement.

 PROPOSAL 1. ELECTION OF DIRECTORS

        Our Board of Directors is currently comprised of seven directors divided into three classes serving staggered three-year terms. Each year, the directors of one class will stand for election as their terms of office expire. Messrs. Gretsch and Rueben are designated as Class I directors, with their terms of office expiring in 2009, Admiral Denton and Mr. Hopkins are designated as Class II directors with their terms of office expiring in 2010, and Messrs. Bland, Shannon and Thoms are designated as Class III directors with their terms of office expiring in 2011.

        The Board has nominated Messrs. Gretsch and Rueben for re-election to the Board at the annual meeting, and they have indicated their willingness to serve if elected. In the event that a nominee should become unwilling or unable to serve as a director, all duly executed proxies shall be voted for the election of such other person as may be designated by the Board of Directors. Unless authority to vote for a nominee is withheld, all votes represented by a properly executed proxy will be cast in favor of the nominees.

        Pursuant to the investor rights agreement we entered into with Zions Bancorporation, Messrs. Bland and Thoms, their spouses and the partnership through which Mr. and Mrs. Bland hold their common stock, we have agreed to, among other things, nominate an individual designated by Zions to serve on the Board of Directors. Messrs. Bland and Thoms, their spouses and the partnership through which Mr. and Mrs. Bland hold their common stock have agreed to vote all of their shares of common stock in favor of such individual. In accordance with the investor rights agreement, Zions has designated Mr. Hopkins as its nominee for director. Mr. Hopkins was elected as a director at the 2004 annual meeting and reelected at the 2007 annual meeting.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE FOR DIRECTOR.

 MANAGEMENT

        The following table sets forth information regarding our Board of Directors, including the nominees to the Board, our executive officers and certain other key employees as of March 11, 2009:

Name	Age	Position
Robert S. Bland	55	Chairman of the Board, President, Chief Executive Officer
William V. Thoms	56	Executive Vice President, Chief Operating Officer, Director
Phillip A. Perillo	59	Senior Vice President, Chief Financial Officer
Richard C. Claahsen	44	Vice President, Corporate Secretary
Jeremiah A. Denton, Jr.	83	Director
Bruce J. Rueben*	56	Director
Timothy F. Shannon	55	Director
John B. Hopkins	44	Director
Richard F. Gretsch*	56	Director

*
Nominee for election

        Robert S. Bland has served as our Chairman of the Board, President and Chief Executive Officer since he founded Insure.com in 1984. From 1979 to 1984, Mr. Bland was president and sole stockholder of Security Funding Corporation, an insurance agency. In March 1984, Mr. Bland sold Security Funding Corporation in order to raise capital to found Insure.com. Mr. Bland holds a B.S. in marketing from the University of Colorado and has earned the Chartered Life Underwriter (CLU) designation.

        William V. Thoms has served as our Executive Vice President, Chief Operating Officer and as a director since 1994. From 1988 to 1993, Mr. Thoms was responsible for our operations and customer service departments. Mr. Thoms is a founding stockholder. Prior to joining us, Mr. Thoms was a sales manager for Western Dressing, Inc., a privately held salad dressing manufacturing company, from 1972 to 1987.

        Phillip A. Perillo has served as our Senior Vice President and Chief Financial Officer since May 2002. Mr. Perillo has over twenty years of insurance industry experience, with companies such as the Zurich American Insurance Group and Marsh & McLennan. Mr. Perillo holds an M.B.A. in Finance from DePaul University and a B.S. in Accounting from the University of Illinois at Chicago.

        Richard C. Claahsen has served as our Vice President and Corporate Secretary since May 1999. From June 1997 to May 1999, Mr. Claahsen served as our Director of Regulatory Affairs. From October 1996 to June 1997, he was a special agent with Northwestern Mutual Life Insurance Company. From 1993 to 1996, Mr. Claahsen was a litigation paralegal at Templeton & Associates of Chicago, Illinois. In 1999, Mr. Claahsen received his Chartered Life Underwriter designation from The American College of Bryn Mawr, Pennsylvania. Mr. Claahsen holds a B.A. and an M.A. in philosophy from the Catholic University of America and a J.D. from ITT Chicago Kent College of Law.

        Admiral Jeremiah A. Denton, Jr.    became a director of Insure.com in August 1999. He currently serves as president of the National Forum Foundation. Admiral Denton was elected as a United States Senator from Alabama in 1980, and served from 1981 to 1987. From 1987 to 1989, Admiral Denton, after being appointed by President Reagan, served as chairman of the presidential Commission on Merchant Marine and Defense. Admiral Denton holds a B.S. from the United States Naval Academy and an M.A. in international affairs from George Washington University.

        Bruce J. Rueben became a director of Insure.com in January 1998. He has been president of the Florida Hospital Association since 2008. Previously, he was president of the Minnesota Hospital and Health Care Partnership, Minnesota's hospital association, from 1998 until 2008. From 1994 to 1998,

Mr. Rueben was president of the Maine Hospital Association. From 1989 to 1994, Mr. Rueben was senior vice president and assistant treasurer of the Virginia Hospital Association. Mr. Rueben holds a B.S. from the Virginia Commonwealth University School of Business and a M.B.A. from the University of South Carolina.

        Timothy F. Shannon became a director of Insure.com in January 1998. Since 1991, he has been President of Bradner Smith & Company, a subsidiary of Bradner Central Company. In 1995, he was appointed to the Bradner Central Company Board of Directors. Bradner Central Company, headquartered in Elk Grove Village, Illinois, is a wholesale paper distribution company. Mr. Shannon holds a B.S. in Business Administration from the University of Illinois.

        John B. Hopkins became a director of Insure.com in August 2004. He currently serves as Chief Executive Officer of ProviderPay, a subsidiary of Zions Bancorporation. Previously, he was Vice President, Finance of Zions Bancorporation, a position he held from 2003 to 2006. From 2001 to 2003, he was the Chief Financial Officer of the e-Commerce Unit of Zions Bancorporation. From 1998 to 2000, he was Director, Financial Planning of Citrix Systems in Fort Lauderdale, Florida. Mr. Hopkins holds a B.S. in finance from the University of Utah and an M.B.A. from the University of Chicago.

        Richard F. Gretsch became a director of Insure.com in August 1999. He currently serves as global offering manager for AT&T Global Network Services and has held this position since AT&T purchased the IBM global network. Mr. Gretsch had been global offering manager for IBM Internet Connection Service since 1995. Mr. Gretsch holds a B.S. in finance and accounting from the University of Arizona and a M.B.A. from the University of Notre Dame.

Board Committees and Meetings

        Our Board of Directors met four times during 2008, consisting of four regularly scheduled quarterly Board meetings. In accordance with the Nasdaq Marketplace Rules, we have determined that Messrs. Gretsch, Shannon, Hopkins and Rueben and Admiral Denton are independent within the meaning of the Nasdaq Marketplace Rules. In accordance with the Nasdaq Marketplace Rules, the independent directors meet separately, without the non-independent directors present, following each regularly scheduled quarterly Board meeting. We do not have a policy regarding board members' attendance at the annual meeting. However, each director attended our 2008 annual meeting of stockholders, other than Messrs. Denton, Gretsch and Rueben.

        Our Board of Directors has an executive committee, an audit committee, a nominating committee and a compensation committee. Each member of our Board of Directors satisfies the independence requirements established by the Nasdaq Marketplace Rules, other than Messrs. Bland and Thoms. The nominating committee will consider for recommendation to the Board nominations made by stockholders that comply with the procedures described below under the caption "2009 Stockholder Proposals."

        Our nominating committee consists of Messrs. Gretsch, Shannon and Rueben, each of whom is independent within the meaning of the Nasdaq Marketplace Rules. The nominating committee is governed by a written charter approved by the Board of Directors. A copy of the charter was attached as Exhibit A to the Company's 2008 proxy statement. Once our nominating committee has identified a possible nominee (whether through a recommendation from a shareholder or otherwise), the members of the nominating committee make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to the nominating committee when the candidate is recommended, the committee's own knowledge of the prospective candidate and information, if any, obtained by the committee's inquiries. The preliminary determination is based primarily on the need for additional Board members to fill vacancies, expand the size of the Board of Directors or obtain representation in market areas without Board representation and the likelihood that the candidate can satisfy the evaluation factors described below. If the nominating committee determines that additional consideration is warranted, it may gather additional information about the candidate's background and experience. The nominating committee then evaluates the prospective nominee against the following standards and qualifications:

  •
  Achievement, experience and independence;

  •
  Wisdom, integrity and judgment;

  •
  Understanding of the business environment; and

  •
  Willingness to devote adequate time to Board duties.

        The nominating committee also considers such other relevant factors as they deem appropriate, including the current composition of the Board, the need for audit committee or other expertise and the evaluations of other candidates. In connection with this evaluation, the nominating committee determines whether to interview the candidate. If the nominating committee decides that an interview is warranted, one or more of the members, and others as appropriate, interviews the candidate in person or by telephone. After completing this evaluation and interview, the nominating committee makes a recommendation to the full Board of Directors as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the nominating committee. The nominating committee met once in 2008.

        Our executive committee consists of Messrs. Bland, Thoms and Rueben. The executive committee is authorized to exercise, between meetings of our Board of Directors, all of the powers and authority of our Board of Directors in the direction and management of Insure.com, except to the extent prohibited by applicable law or our certificate of incorporation, or another committee shall have been given authority over the matter. The executive committee did not meet during 2008.

        Our audit committee consists of Messrs. Gretsch, Shannon, Rueben and Hopkins. Information regarding the functions performed by the committee is set forth in this proxy statement under the caption "Report of the Audit Committee." The audit committee is governed by a written charter approved by the Board of Directors. A copy of the charter was attached as Annex A to the proxy statement for our 2007 annual meeting. The audit committee has reviewed and reassessed the adequacy of the formal written charter on an annual basis since its adoption. Mr. Hopkins serves as the audit committee's financial expert. The audit committee met four times during 2008. Each member of the audit committee satisfies the independence requirements established by the Nasdaq Marketplace Rules.

        Our compensation committee consists of Messrs. Gretsch, Shannon, Hopkins and Rueben, each of whom is independent within the meaning of the Nasdaq Marketplace Rules. The compensation committee receives recommendations from the Chief Executive Officer, and makes recommendations to the Board of Directors, concerning salaries and incentive compensation for our executive officers and administers our employee benefit plans. The compensation committee met once during 2008.

        During 2008, all members of the Board of Directors attended at least 75% of the Board of Directors' meetings and their respective committee meetings, except for Admiral Denton and Mr. Rueben.

Director Compensation

        Directors who are also employees of Insure.com (Messrs. Bland and Thoms) receive no additional compensation for serving on our Board of Directors. Non-employee directors receive an annual stipend of $16,000 and $500 per committee meeting attended. In addition, we reimburse non-employee directors for all reasonable travel and other expenses incurred in connection with attending Board and committee meetings. Non-employee directors are also eligible to receive stock option grants under the Insure.com, Inc. 1997 Stock Option Plan. No options were granted to non-employee directors in 2008 or 2007.

        The following table presents the compensation paid to our directors in 2008.

2008 Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards(4)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Jeremiah A. Denton(1)	$16,000	$—	$—	$—	$—	$—	$16,000
Richard F. Gretsch(1)	19,500	—	—	—	—	—	19,500
John B. Hopkins(2)	19,500	—	—	—	—	—	19,500
Bruce J. Rueben(3)	19,000	—	—	—	—	—	19,000
Timothy F. Shannon(3)	19,500	—	—	—	—	—	19,500

(1)
Messrs. Denton and Gretsch each have options to purchase 19,166 shares of common stock as of December 31, 2008.

(2)
Mr. Hopkins has options to purchase 7,500 shares of common stock as of December 31, 2008.

(3)
Messrs. Rueben and Shannon each have options to purchase 10,833 shares of common stock as of December 31, 2008.

(4)
There were no option grants to Directors during 2008. Amounts shown in this column, if any, were calculated utilizing provisions of Statement of Financial Accounting Standards ("SFAS") No. 123R, "Share Based Payments." See Note 7 of the audited financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2008, regarding assumptions underlying the valuation of option awards.

Stockholder Communications

        Historically, Insure.com has not adopted a formal process for stockholder communications with the Board of Directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Chairman of the Board, the Board of Directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. Stockholders are free to contact any director or executive officer directly by writing in care of Insure.com or by sending an email to board@insure.com. Stockholders can contact the audit committee directly by sending an email to audit@insure.com. In the past, stockholders have contacted the executive officers if they have concerns. Two of our largest individual shareholders are members of the Board of Directors, and one other large shareholder has the right to nominate a director pursuant to the investor rights agreement described below.

        Insure.com believes its responsiveness to stockholder communications to the Board of Directors has been excellent.

Compensation Committee Interlocks and Insider Participation

        Since the date of our initial public offering in August 1999, Richard F. Gretsch, Bruce J. Rueben and Timothy F. Shannon have served on the compensation committee of the Board of Directors. Mr. Hopkins has served on the compensation committee since his election to the Board of Directors in 2004. None of these individuals have been or are employees of Insure.com. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers or directors serving on our compensation committee.

 PRINCIPAL STOCKHOLDERS

        The following table sets forth information with respect to beneficial ownership of our common stock as of March 11, 2009, by: (i) each stockholder that is known to us to beneficially own more than 5% of our common stock; (ii) each of our directors, including nominees; (iii) each of our named executive officers; and (iv) all of our executive officers and directors as a group.

        The mailing address for each of the below named individuals, other than Zions, is c/o Insure.com, Inc., 8205 South Cass Avenue, Suite 102, Darien, Illinois 60561. The mailing address for Zions is One South Main Street, Suite 1138, Salt Lake City, Utah 84111.

        Applicable percentage ownership in the table below is based upon 7,075,216 shares of common stock outstanding as of March 11, 2009. Beneficial ownership is determined in accordance with the rules of the SEC. Shares of common stock subject to options presently exercisable or exercisable within 60 days of March 11, 2009, are deemed to be outstanding for the purpose of computing the percentage ownership of the person or entity holding options, but are not treated as outstanding for the purpose of computing the percentage ownership for any other person or entity.

	Shares Beneficially Owned	Percent
Our Named Executive Officers and Directors
Robert S. Bland(1)	2,131,378	30.1%
William V. Thoms(2)	546,421	7.7%
Phillip A. Perillo(3)	175,000	2.5%
Richard C. Claahsen(4)	22,594	*
Admiral Jeremiah A. Denton, Jr.(5)	20,166	*
Richard F. Gretsch(5)	19,166	*
Timothy F. Shannon(6)	16,944	*
Bruce J. Rueben(6)	11,500	*
John B. Hopkins(7)	7,500	*
All Executive Officers and Directors as a Group (9 Persons)(8)	3,010,042	41.7%
Other 5% Stockholders
Zions Bancorporation	2,363,636	33.4%
Osmium Partners, LLC (9)	379,112	5.4%

*
Less than 1%.

(1)
Includes 888,990 shares owned by Mr. Bland as a tenant in common with his wife, Maureen A. Bland, and 1,219,055 shares owned by Southcote Partners, L.P., a limited partnership whose sole general partners are Mr. and Mrs. Bland. Also includes options to purchase 23,333 shares of common stock that are exercisable within 60 days of March 11, 2009.

(2)
Includes options to purchase 22,433 shares of common stock that are exercisable within 60 days of March 11, 2009.

(3)
Includes options to purchase 175,000 shares of common stock that are exercisable within 60 days of March 11, 2009.

(4)
Includes options to purchase 22,594 shares of common stock that are exercisable within 60 days of March 11, 2009.

(5)
Includes options to purchase 19,166 shares of common stock that are exercisable within 60 days of March 11, 2009.

(6)
Includes options to purchase 10,833 shares of common stock that are exercisable within 60 days of March 11, 2009.

(7)
Mr. Hopkins is a Vice President of Zions. Includes options to purchase 7,500 shares of common stock that are exercisable within 60 days of March 11, 2009.

(8)
Includes options to purchase 310,858 shares of common stock that are exercisable within 60 days of March 11, 2009.

(9)
As reported on a Schedule 13G/A filed with the Commission on February 19, 2008, by John H. Lewis ("Lewis"), Osmium Partners, LLC ("OP"), Osmium Capital, LP ("OC"), Osmium Capital II, LP ("OC2"), and Osmium Spartan, LP ("OS"). Lewis is the controlling member of OP, which serves as the general partner of OC, OC2 and OS. According to the Schedule 13G/A OC, OC2 and OS directly own 378,712 shares of Common Stock and Lewis directly owns 400 shares. Lewis and OP have shared voting and dispositive power with respect to 378,712 shares of Common Stock. The principal business address of each of Lewis, OP, OC, OC2 and OS is 288 Market Street, Suite 920 San Francisco, CA 94111.

Investor Rights Agreement

        The following is a discussion of the material terms of the investor rights agreement between Zions Bancorporation (Zions) and us. The full text of the investor rights agreement was filed as an exhibit with our 2008 Form 10-K.

        The holders of 50% or more of the stock issued to Zions (including any shares issued as a dividend or distribution thereon), or the registrable securities, may make up to three requests for us to register such stock under the Securities Act of 1933, or the Securities Act. Upon the making of such a request, we will notify the other holders of registrable securities and will use our commercially reasonable efforts to effect as soon as practicable thereafter the registration of the shares initially requested to be so registered and such additional shares as other holders may request within 30 days of our notice. Such registrations are subject to customary limitations on the number of shares to be included in an underwritten offering pursuant to such registrations and on the timing of such registrations. The holders of 50% or more of the registrable securities may also request that we effect up to three additional registrations on Form S-3. Upon such requests, we will also notify other holders of registrable securities, and we will effect as soon as practicable thereafter the registration of the shares initially requested to be so registered and such additional shares as other holders may request within 30 days of our notice, again subject to customary limitations. In addition to such demand registrations, the holders of the stock we issued to Zions will be able to include their shares in certain registrations we may propose to make. We will pay the expenses (other than underwriting discounts and commissions) incurred in connection with all such registrations. These registration rights will expire when Zions and other holders of registrable securities are eligible to sell all of such registrable securities pursuant to Rule 144(k) under the Securities Act, or any successor provision.

        We also agreed that, for so long as Zions holds 40% of the shares of stock it originally purchased from us:

  •
  We will deliver certain financial statements to Zions, permit Zions to visit and conduct a reasonable inspection of our properties and book and records, and permit Zions access to our officers, employees and accountants to discuss our affairs, finances, and accounts;

  •
  Zions will have preemptive rights to subscribe for future issuances of our securities, other than issuances under certain authorized or issued options, under our employee stock purchase plan, or in a registered offering;

  •
  We will comply with certain covenants regarding the operation of our business;

  •
  The number of directors on our board of directors will be fixed at seven, and Zions will be entitled to nominate or appoint one of such directors;

  •
  The consent of the majority of our board of directors will be required for us to:

  •
  make capital expenditures in excess of $500,000 in any single transaction or 115% of the amount approved in our budget for such fiscal year;

  •
  make any loan or advance, other than travel advances;

  •
  adopt any new or amend any employee benefit plan;

  •
  engage in any transaction with any affiliate, officer, director, or stockholder (or members of their immediate families);

  •
  enter into material contracts;

  •
  approve the annual operating and capital budget, or any amendments or deviations;

  •
  establish board committees;

  •
  waive any material rights or consent to settle any material litigation;

  •
  institute litigation or similar proceedings outside the ordinary course of business; and

  •
  make decisions to employ or terminate the Company's senior executives and fix their compensation; and

  •
  The consent of 75% of the members of our board of directors will be required for us to:

  •
  authorize, issue or sell any equity security (including options), other than certain specified options or pursuant to our employee stock purchase plan;

  •
  increase the authorized number of shares of our stock;

  •
  enter into any registration rights agreement;

  •
  repurchase or redeem any of our securities other than on a pro rata basis;

  •
  engage in or agree to certain transactions, such as mergers and combinations, purchases of all or substantially all the assets of another person or of assets for consideration in excess of $5,000,000 in a fiscal year, sales of all or substantially all our assets or sales of our business or assets in excess of $1,000,000 in a fiscal year;

  •
  alter or change materially and adversely the rights of holders of our common stock;

  •
  incur indebtedness or guarantees in excess of $2,500,000 individually or $5,000,000 in the aggregate;

  •
  amend or propose to amend our charter or bylaws;

  •
  liquidate, dissolve, recapitalize, or effect a stock split or reverse stock split, or obligate ourselves to do so;

  •
  engage in any other business other than the business we are currently engaged in; or

  •
  declare any dividends or distributions.

        We agreed to maintain certain directors' and officers' liability insurance for the director nominated or appointed by Zions, and to indemnify and hold harmless such director to the same extent as all of our other directors.

        In addition, Robert S. Bland and William V. Thoms agreed that, for so long as Zions holds 40% of the shares of stock it originally purchased from us, if either proposes to sell any of their Insure.com common stock, subject to certain exceptions, they will afford Zions the right to participate proportionately in such sale.

        Mr. Bland and Mr. Thoms also granted to Zions, and Zions granted to us, Mr. Bland and Mr. Thoms, a right of first refusal with respect to certain transfers of their shares of our common stock.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires directors, executive officers and beneficial owners of more than ten percent of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and to provide us with copies of such reports. Based solely on a review of the copies provided to us and written representations from such reporting persons, we believe that all applicable Section 16(a) filing requirements have been met for such reporting persons.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        Our Compensation Committee is empowered to review and approve the annual compensation and compensation procedures for the executive officers of the Company.

Objectives of the Company's Compensation Program

        The primary objective of our compensation program, including our executive compensation program, is to attract and retain qualified executives who are dedicated to achieving the Company's goals. A further objective of our compensation program is to provide incentives and reward the executives for their contributions to the Company. In addition, we want to promote an ownership mentality among key leadership and the Board of Directors. Finally, we want to ensure that our compensation program is perceived as fundamentally fair to our shareholders.

What Our Compensation Program is Designed to Reward

        Our compensation program is designed to reward each executive's contribution to the Company. In measuring the executive officers' contribution to the Company, the Compensation Committee considers numerous factors including the Company's growth and financial performance. Regarding most compensation matters, including executive and director compensation, our Chief Executive Officer provides recommendations to the Compensation Committee; however, the Compensation Committee does not delegate any of its functions to others in setting compensation. We do not currently engage any consultant related to executive and/or director compensation matters.

        Stock price performance has not been a factor in determining annual compensation because the price of the Company's common stock is subject to a variety of factors outside our control. The Company does not have an exact formula for allocating between cash and non-cash compensation.

Elements of Company's Compensation Program and Why We Chose Each (How It Relates to Objectives)

        Annual executive officer compensation consists primarily of a base salary component. It is the Compensation Committee's intention to set total executive cash compensation sufficiently high to attract and retain a strong motivated leadership team, but not so high that it creates a negative perception with our other stakeholders. Certain of our officers receive bonuses tied to the achievement of set objectives, for example, sales or insurance policy placement levels.

        Certain of our executive officers received stock option grants in 2006 and 2007 under the Company's stock option plan, but no options were granted in 2008. We believe that through our stock option plan, the economic interests of our officers are more closely aligned to those of the shareholders. The number of stock options granted to each officer is made on a discretionary, rather than formula basis by the Compensation Committee.

How the Company Chose the Amounts Each Element of Compensation

        Each executive officer's current and prior compensation is considered in setting future compensation. In addition, we review the compensation practices of other companies. To some extent, our compensation plan is based on the market and the companies we compete against for executives. The elements of our plan (e.g., base salary, bonus and stock options) are clearly similar to the elements used by many companies. The exact base pay, bonus and stock option grant are chosen in an attempt to balance our competing objectives of fairness to all stakeholders and attracting/retaining officers.

        The grant date for stock option grants to executives is established when the Company's Compensation Committee approves the grant. The exercise price of each of our stock options grants is the market closing price on the grant date. If at the time of any planned option grant date any member of our Board of Directors or executive officers is aware of material non-public information, the Company would not generally make the planned stock option grant

Accounting and Tax Considerations

        Our stock option grant policies have not been impacted by the implementation of SFAS No. 123R, which we adopted in the first quarter of fiscal year 2006. Under this accounting pronouncement, we are required to value unvested stock options granted prior to our adoption of SFAS 123 under the fair value method and expense those amounts in the income statement over the stock option's remaining vesting period. We did not accelerate the vesting of any stock options prior to the implementation of SFAS No. 123R.

        We have structured our compensation program to comply with Internal Revenue Code Sections 162(m) and 409A. Under Section 162(m) of the Internal Revenue Code, a limitation was placed on tax deductions of any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year, unless the compensation is performance-based. If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A, and such benefits do not comply with Section 409A, then the benefits are taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, the Service Provider is subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit includible in income. The Company has no individuals with non-performance based compensation paid in excess of the Internal Revenue Code Section 162(m) tax deduction limit.

 SUMMARY COMPENSATION TABLE

        The following table includes information concerning compensation for the three year period ended December 31, 2008 in reference to our named executive officers, which includes required disclosure related to our principal executive officer, our principal financial officer and our two other most highly compensated executive officers in each year.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards	Option Awards(2)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Robert S. Bland	2006	$333,000	$—	$—	$31,656	$—	$—	$—	$364,656
President, Chief	2007	329,963	—	—	2,464	—	—	—	332,427
Executive Officer	2008	367,426	—	—	—	—	—	—	367,426
William V. Thoms	2006	300,000	—	—	31,656	—	—	—	$331,656
Executive Vice President,	2007	320,354	—	—	2,464	—	—	—	322,818
Chief Operating Officer	2008	333,173	—	—	—	—	—	—	333,173
Phillip A. Perillo	2006	252,885	—	—	97,656	—	—	—	$350,541
Senior Vice President,	2007	269,231	—	—	14,197	—	—	—	283,428
Chief Financial Officer	2008	288,442	—	—	—	—	—	—	288,442
Richard C. Claahsen	2006	95,131	27,000	—	31,656	—	—	—	$153,787
Vice President,	2007	99,485	26,215	—	2,464	—	—	—	128,164
Corporate Secretary	2008	102,135	36,853	—	—	—	—	—	138,988

(1)
Amounts included in the Bonus Column of this Table are amounts earned in 2008, regardless of when paid.

(2)
Amounts included in the Option Awards column were calculated utilizing provisions of Statement of Financial Accounting Standards ("SFAS") No. 123R, "Share Based Payments." See Note 7 of the audited financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2008, regarding assumptions underlying the valuation of option awards.

Grants of Plan-Based Awards Table

        There were no options granted during or for the year ended December 31, 2008 to any of our named executive officers.

 Outstanding Equity Awards Value at Fiscal Year-End Table

        The following table includes certain information with respect to the value of all unexercised options previously awarded to the named executive officers at the fiscal year end, December 31, 2008.

Outstanding Equity Awards at 2008 Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options # Exercisable(1)	Number of Securities Underlying Unexercised Options # Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Robert S. Bland	3,333		—	$6.38	8/15/2010	—	$—	—	$—
	20,000			$3.01	1/27/2016

William V. Thoms	3,333		—	$6.38	8/15/2010	—	$—	—	$—
	19,100			$3.01	1/27/2016

Phillip A. Perillo	80,000		—	$2.99	5/22/2012	—	$—	—	$—
	25,000			$3.96	12/19/2012
	50,000			$6.00	3/5/2014
	20,000			$3.01	1/27/2016

Richard C. Claahsen	427		—	$9.00	3/31/2009	—	$—	—	$—
	500			$33.00	8/3/2009
	1,667			$6.38	5/15/2010
	20,000			$3.01	1/27/2016

(1)
Options granted in 2006, which expire 1/27/2016, vest one year after the date issued, or 1/27/2007. All other options vest over a three-year period, with one-third of the options vesting on each of the first, second and third anniversary of the grant date.

Option Exercises and Stock Vested Table

        There were no options exercised during or the year ended December 31, 2008 by any of our named executive officers.

Other Elements of Compensation

        There were no other elements of compensation, such as pension benefits or non-qualified defined contribution or other non-qualified deferred compensation plans, for any of our executive officers.

Employment Agreements and Change of Control Arrangements

        We have entered into employment agreements with Messrs. Bland, Thoms and Perillo. These agreements set forth each executive's base annual compensation level, eligibility for salary increases, bonuses and options and level of benefits.

        In addition, the agreements for Messrs. Bland and Thoms provide for separation benefits if one of these executives is terminated without cause or if the executive terminates his employment for good reason, including a change of control of Insure.com. In the event of a termination without cause or for good reason, each of Messrs. Bland and Thoms is entitled to receive a lump sum payment equal to two times his base annual salary. Had such an event occurred as of December 31, 2008, Messrs. Bland and Thoms would have been entitled to separation payments of $666,666 and $600,000, respectively. In the event of a separation payment, Messrs. Bland and Thoms are also entitled to gross up payments for any excise tax incurred. The agreement with Mr. Perillo provides for separation benefits in the event of a termination without cause or for good reason during the three months prior to or twelve months after a change of control, in which case Mr. Perillo is entitled to receive a lump sum payment equal to two years of base pay and bonus at the targeted amount. Had such an event occurred as of December 31, 2008, Mr. Perillo would have been entitled to a separation payment of $630,000.

Compensation Committee Report

        THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT OR ANY PORTION HEREOF INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE THIS REPORT THEREIN, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

        The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis provisions included in this proxy statement. Based on the reviews and discussions referred to above, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in this proxy statement.

The Compensation Committee
Richard F. Gretsch John B. Hopkins Bruce J. Rueben Timothy F. Shannon

Stock Performance Graph

        The graph below compares the annual percentage changes in Insure.com's cumulative total stockholder return from December 31, 2003 through December 31, 2008, with the cumulative total return of the CRSP Total Return Index for the Nasdaq Stock Market and the CRSP Total Return Index for Nasdaq Insurance Stocks for the same period. The Insurance Stock Index includes insurance companies, brokers, agents, and related services. The graph assumes the investment of $100 and the reinvestment of all dividends. The stock price performance shown on the graph below is not necessarily indicative of future stock price performance.

	12/31/2003	12/31/2004	12/31/2005	12/31/2006	12/31/2007	12/31/2007	12/31/2008
Insure.com, Inc	$100.00	$102.64	$60.98	$79.27	$81.30	$81.30	$57.32
Nasdaq Stock Market
(US Companies)	$100.00	$108.59	$110.08	$120.56	$132.39	$132.39	$78.72
Nasdaq (Insurance Index)	$100.00	$119.78	$130.87	$146.72	$145.55	$145.55	$128.58

 REPORT OF THE AUDIT COMMITTEE

        THE FOLLOWING REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT OR ANY PORTION HEREOF INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE THIS REPORT THEREIN, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

        The audit committee oversees our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in our Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The audit committee reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the audit committee by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. The audit committee also received written disclosures and the letter from the registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the registered public accounting firm's communications with the audit committee concerning independence, and has discussed with the registered public accounting firm the registered public accounting firm's independence.

        The audit committee discussed with the independent registered public accounting firm the overall scope and plans for their audit. The audit committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting. The audit committee held four meetings during 2008.

        In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission. The audit committee and the Board have also recommended, (subject to shareholder ratification,) the selection of our independent registered public accounting firm.

The Audit Committee
Richard F. Gretsch John B. Hopkins Bruce J. Rueben Timothy F. Shannon

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        There are no related party transactions required to be described in this proxy statement. The Company has established a policy whereby all related party transactions must be reported to and approved by the Board of Directors, or a group comprised of the members of the Board of Directors who satisfy the independence requirements established by the Masdaq Marketplace Rules, depending on the situation.

 PROPOSAL 2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Subject to ratification by the stockholders, the audit committee and the Board of Directors have selected BDO Seidman, LLP (BDO) to serve as our independent registered public accounting firm to audit our financial statements for the year ended December 31, 2009. Representatives of BDO will be present at the annual meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit Fees

        The aggregate fees for each of the last two fiscal years for professional services rendered by our registered independent public accounting firms for the audit of our annual financial statements and review of quarterly financial statements included in our Forms 10-Q were $181,500 and $171,500 in 2008 and 2007, respectively.

Audit-Related Fees

        The aggregate fees billed in each of the last two fiscal years for assurance and related services by BDO that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under the caption "Audit Fees" were $0 in 2008 and $0 in 2007.

Tax Fees

        For the last two fiscal years, there were no fees billed for professional services rendered by BDO for tax compliance, tax advice and tax planning.

All Other Fees

        The aggregate fees billed in each of the last two fiscal years for products and services provided by BDO, other than the services reported above, were $0 in 2008 and $0 in 2007.

Pre-Approval Policies and Procedures

        The audit committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent registered public accounting firm. The policy provides for pre-approval by the audit committee of specifically defined audit and non-audit services. Unless the specific service has been pre-approved with respect to that year, the audit committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The audit committee has delegated to the chair of the audit committee the authority to approve permitted services provided that the chair reports any decisions to the audit committee at its next scheduled meeting. All of the fees described above for 2008 and 2007 were pre-approved by the audit committee using these procedures.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of BDO as our independent registered public accounting firm for 2009. In the event stockholders fail to ratify the appointment of BDO, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time if the Board of Directors determines that such a change would be in our best interests.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009.

 OTHER MATTERS

        The Board of Directors is not aware of any matters to be presented at the annual meeting other than those listed in the notice of the meeting. If any other matters do come before the annual meeting, it is intended that the holders of proxies solicited by the Board of Directors will vote on such other matters in their discretion in accordance with their best judgment.

ADDITIONAL INFORMATION

        A copy of our Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission, is available without charge upon written request addressed to the Secretary of Insure.com, 8205 South Cass Avenue, Suite 102, Darien, Illinois 60561.

2010 STOCKHOLDER PROPOSALS

        You may submit proposals to be voted upon at the 2010 annual meeting of stockholders or nominate persons for election to the Board of Directors. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, some stockholder proposals may be eligible for inclusion in our 2010 proxy statement. Any such stockholder proposals must be submitted in writing to the Secretary of Insure.com no later than December 4, 2009. If you are interested in submitting such a proposal we advise you to review the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not ensure that it will be included in our proxy statement.

        Alternatively, under our By-laws, a proposal or nomination that you do not seek to include in our 2010 proxy statement pursuant to Rule 14a-8 may be submitted in writing to the Secretary of the Company for the 2010 Annual Meeting of Stockholders not less than 120 days prior to the date on which we first mail our proxy materials for the 2010 annual meeting of stockholders, unless the date of the 2010 annual meeting of stockholders is advanced by more than 30 days or delayed by 30 days from the anniversary of the 2009 annual meeting. If the date of the 2010annual meeting of stockholders is advanced by more than 30 days or delayed by more than 30 days from the anniversary of the 2009 annual meeting, the deadline for you to submit any such proposal or nomination is a reasonable time before we begin to print and mail our proxy materials for the 2010 annual meeting of stockholders. Your submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to your ownership of our common stock. Proposals or nominations not meeting these requirements will not be entertained at the 2010 annual meeting of stockholders. If you do not also comply with the requirements of Rule 14a-4 under the Securities Exchange Act of 1934, as amended, we may exercise discretionary voting authority under proxies we solicits to vote in accordance with our best judgment on any such proposal or nomination you submit. You should contact the Secretary of Insure.com in writing at 8205 South Cass Avenue, Suite 102, Darien, Illinois 60561 to make any submission or to obtain additional information as to the proper form and content of submissions.

By Order of the Board of Directors,

Robert S. Bland Chairman of the Board, President and Chief Executive Officer
Darien, Illinois April 3, 2009

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

	CONTROL #	000000000000
NAME

THE COMPANY NAME INC. - COMMON	SHARES	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E		123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F		123,456,789,012.12345
THE COMPANY NAME INC. - 401 K		123,456,789,012.12345

	PAGE 1 OF 2
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The Board of Directors recommends that you vote “For” the following.	For All	Withhold All	For All Except		To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1. Election of Directors	☐	☐	☐

Nominees

01 Bruce J. Rueben	02 Richard F. Gretsch

The Board of Directors recommends you vote FOR the following proposal(s). 2 The ratification of BDO Seidman, LLP as the Company’s Independent Registered Public Accounting Firm for 2009						For ☐	Against ☐	Abstain ☐

Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here.				☐	Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4
(see reverse for instructions)		Yes	No

Please indicate if you plan to attend this meeting		☐	☐
Investor Address Line 5

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

SHARES
			JOB #				CUSIP #
Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date	SEQUENCE #

0000014788_1    R2.09.03.15

02    0000000000

Important Notice Regarding the Availability of Proxy Materials: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com.

INSURE.COM INC

This proxy is solicited on behalf of the Board of Directors of the Company
Annual meeting of the shareholders
5/14/2009 09:00:00

The ShareHolder(s) hereby appoint(s) Robert S. Bland and William V. Thoms, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common stock of INSURE.COM INC that the ShareHolder(s) is/are entitled to vote at the Annual meeting of ShareHolder(s) to be held at 9:00:00, CDT on 5/14/2009, at the Company’s offices at 8205 South Cass Avenue, Darien, IL 60561, and any adjournment or postponement thereof.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000014788_2    R2.09.03.15

QuickLinks

THE ANNUAL MEETING AND PROXY SOLICITATION
MARKET PRICE INFORMATION
PROPOSAL 1. ELECTION OF DIRECTORS
MANAGEMENT
2008 Director Compensation Table
PRINCIPAL STOCKHOLDERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
SUMMARY COMPENSATION TABLE
Outstanding Equity Awards Value at Fiscal Year-End Table
Outstanding Equity Awards at 2008 Fiscal Year-End
REPORT OF THE AUDIT COMMITTEE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL 2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
OTHER MATTERS
ADDITIONAL INFORMATION
2010 STOCKHOLDER PROPOSALS